UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WPCS INTERNATIONAL INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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 WPCS INTERNATIONAL INCORPORATED

One East Uwchlan Avenue, Suite 301

Exton, Pennsylvania 19341

Telephone:  (610) 903-0400

January 3, 2013

 Dear Stockholders:

            You are cordially invited to attend the 2012 Annual Meeting of Stockholders of WPCS International Incorporated (the “Company”). The meeting will be held at 8:00 a.m., local time, on February 28, 2013, at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended April 30, 2012.

            At this meeting you will be asked to consider the following proposals:

1.          To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.          To ratify the appointment of CohnReznick LLP as the Company’s independent auditors for the fiscal year ending April 30, 2013;

3.          To approve an amendment  to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, at a ratio of not less than one-for-two and not greater than one-for-ten, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than one year from the date of the Annual Meeting. The purpose of this proposal is to enable the Company to regain compliance with the minimum per share bid price requirement so that we may continue our listing on The NASDAQ Capital Market;

4.          To approve an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 25,000,000 to 100,000,000;

5.          To approve the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012 (the “Private Placement”); and

6.          To act on such other matters as may properly come before the meeting or any adjournment there.

            Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on January 10, 2013, and to guests of the Company.

            If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

            If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the 2012 Annual Meeting in person may submit their ballot to the Management of the Company at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Andrew Hidalgo
Andrew Hidalgo
Chief Executive Officer and Chairman of the Board of Directors

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WPCS INTERNATIONAL INCORPORATED

One East Uwchlan Avenue, Suite 301

Exton, Pennsylvania 19341

Telephone:  (610) 903-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of the stockholders of WPCS International Incorporated (the “Company”) will be held on Thursday, February 28, 2013, at 8:00 a.m. local time at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 for the purposes of:

1.          Electing the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.          Ratifying the appointment of CohnReznick LLP as the Company’s independent auditors for the fiscal year ending April 30, 2013;

3.          Approving an amendment  to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, at a ratio of not less than one-for-two and not greater than one-for-ten, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than one year from the date of the Annual Meeting;

4.          Approving an amendment to the Certificate of Incorporation of the Company to increase our authorized shares of common stock from 25,000,000 to 100,000,000;

5.          Approving the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012; and

6.          Acting on such other matters as may properly come before the meeting or any adjournment there.

Only stockholders of record at the close of business on January 10, 2013, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about January 18, 2013.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders to be held on February 28, 2013:

The Proxy Statement and Annual Report on Form 10-K for the year ended April 30, 2012 are available at: http://viewproxy.com/wpcs/2012/.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Andrew Hidalgo
Andrew Hidalgo
Chief Executive Officer and Chairman of the Board of Directors
January 3, 2013

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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WPCS INTERNATIONAL INCORPORATED

One East Uwchlan Avenue, Suite 301

Exton, Pennsylvania 19341

Telephone:  (610) 903-0400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, FEBRUARY 28, 2013

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of WPCS International Incorporated (the “Company”), for use at the Annual Meeting of the Company’s stockholders to be held at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 on February 28, 2013, at 8:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about January 18, 2013.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. In addition, pursuant to a services agreement, dated December 13, 2012, the Company has engaged Innisfree M&A Incorporated to perform solicitation services in connection with the Annual Meeting, for a fee of $6,500, plus $5.00 per call with individual retail investors. The Company has agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its engagement. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on January 10, 2013, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Andrew Hidalgo, our Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR the election of the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR ratification of the appointment of CohnReznick LLP as the Company’s independent auditors for the fiscal year ending April 30, 2013;

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, at a ratio of not less than one-for-two and not greater than one-for-ten, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than one year from the date of the Annual Meeting;

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to increase our authorized shares of common stock from 25,000,000 to 100,000,000;

•	FOR approval of the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012; and

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•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

We anticipate that as of January 10, 2013, there will be 6,954,766 shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company, although additional shares may be issued on or prior to that date to holders of outstanding convertible securities.  Stockholders are entitled to one vote for each share of common stock held by them.

Thirty-three and one-third percent (33.33%) of the outstanding shares, or 2,318,024 shares, present in person or represented by proxy, are currently anticipated to constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, only the proposal to ratify the independent auditors at this meeting is considered a “routine” matter, and brokers are entitled to vote uninstructed shares only with respect to this proposal.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the reverse split and increase in authorized shares of common stock; and

•	For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of WPCS International Incorporated (sometimes referred to as the “Company,” “WPCS,” “we” or “us”) is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders.  According to our records, you were a stockholder of the Company as of the end of business on January 10, 2013.

 You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

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The Company intends to mail these proxy materials on or about January 18, 2013 to all stockholders of record on January 10, 2013 (the “Record Date”) entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2012, as filed with the SEC on July 30, 2012.

What is the proxy card?

The proxy card enables you to appoint Andrew Hidalgo, our Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the 2012 Annual Meeting being held?

                The 2012 Annual Meeting will be held on Thursday, February 28, 2013 commencing at 8:00 A.M., local time, at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341.

Can I view these proxy materials over the Internet?

Yes.  The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended April 30, 2012 are available at  http://viewproxy.com/wpcs/2012/.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on January 10, 2013 will be entitled to vote at the Annual Meeting.  We anticipate that on this record date, there will be 6,954,766 shares of common stock outstanding and entitled to vote, although additional shares may be issued on or prior to that date to holders of outstanding convertible securities..

The 2012 Annual Meeting will begin promptly at 8:00 A.M., local time.  Check-in will begin one-half hour prior to the meeting.  Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on January 10, 2013 your shares were registered directly in your name with WPCS’s transfer agent, Interwest Transfer and Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on January 10, 2013, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the 2012 Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.          To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

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2.          To ratify the appointment of CohnReznick LLP as the Company’s independent auditors for the fiscal year ending April 30, 2013;

3.          To approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, at a ratio of not less than one-for-two and not greater than one-for-ten, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than one year from the date of the Annual Meeting;

4.          To approve an amendment to the Certificate of Incorporation of the Company to increase our authorized shares of common stock from 25,000,000 to 100,000,000;

5.          To approve the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012; and

6.          To act on such other matters as may properly come before the meeting or any adjournment there.

The Board of Directors is not currently aware of any other business that will be brought before the 2012 Annual Meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the 2012 Annual Meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the 2012 Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us.   Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted.   Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

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What is a quorum for purposes of conducting the 2012 Annual Meeting?

            The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the issued and outstanding common stock, or 2,318,024 shares based on the number of shares of common stock that are currently issued and outstanding, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the seven (7) nominees for director, “FOR” the ratification of CohnReznick LLP as independent registered public accountants of the Company for its fiscal year ending April 30, 2013, “FOR” approval of the reverse stock split, “FOR” approval of the increase in our authorized shares of common stock, “FOR” approval of the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012, and “FOR ” approval of any adjournment of the 2012 Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of the seven (7) nominees to the Board of Directors, “FOR” the ratification of the appointment of CohnReznick LLP as our independent auditors for the fiscal year ending April 30, 2013, “FOR” approval of the reverse stock split, “FOR” approval of the increase in authorized shares of common stock, and “FOR” approval of the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012.  Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.   In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.   Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.  The Company has also engaged Innisfree M&A Incorporated to perform solicitation services in connection with the Annual Meeting, for a fee of $6,500, plus $5.00 per call with individual retail investors. The Company has agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its engagement. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.   Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another WPCS International Incorporated stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

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Can I change my vote after submitting my proxy?

Yes.   You can revoke your proxy at any time before the final vote at the meeting.   If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

—	You may submit another properly completed proxy card with a later date;

—	You may send a timely written notice that you are revoking your proxy to the Company at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341, Attn: Chief Financial Officer; or

—	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.   If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

Our election of directors (Proposal No. 1), approval of reverse stock split (Proposal No. 3), approval of approval of an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 25,000,000 to 100,000,000 (Proposal No. 4) and approval of potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012 (Proposal No. 5) are considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals.  The ratification of the Company’s auditors is the only routine proposal on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock.  Accordingly, no broker non-votes will result from these proposals.  The other proposals may result in broker non-votes, however, these will have no effect on or be counted towards the vote totals for, such other proposals.

How many votes are needed to approve each proposal?

For the election of directors, each of the seven (7) nominees receiving “For” votes at the meeting in person or by proxy will be elected.  The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the reverse split and increase in authorized shares of common stock. Approval of all other matters require the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

  •   as necessary to meet applicable legal requirements;

  •   to allow for the tabulation and certification of votes; and

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  •   to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.   Final voting results will be discussed in a Form 8-K filed after the Annual Meeting.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote your shares, please call Innisfree M&A Incorporated, at (877) 825-8730.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the stockholders will elect seven directors to serve until the next annual meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees except for Sebastian Giordano and Edward Gildea currently serve as directors.

NAME	AGE	CURRENT POSITION

Andrew Hidalgo	56	Chief Executive Officer and Chairman of the Board of Directors
Kevin Coyle	61	Director
Norm Dumbroff	51	Director
Neil Hebenton	56	Director
Charles Benton	61	Director
Sebastian Giordano	55	—
Edward Gildea	61	—

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors, has been furnished to the Company by the respective director nominees:

Andrew Hidalgo, Chief Executive Officer and Chairman of the Board of Directors

Mr. Hidalgo has been our Chairman of the Board and Chief Executive Officer since our inception in November 2001 and served in the same capacity with the predecessor company WPCS Holdings, Inc. since September 2000. He is responsible for our operations, strategic initiatives and executive management team. Prior to that, Mr. Hidalgo held various positions in operations, sales and marketing with Applied Digital Solutions, the 3M Company, Schlumberger and General Electric. He attended Fairfield University in Fairfield, Connecticut. Mr. Hidalgo’s experience with communications infrastructure services and his executive experience in operations, business development and mergers and acquisitions, including serving as our Chief Executive Officer, was instrumental in his selection as a member of our Board of Directors.

Kevin Coyle, Director

Mr. Coyle has been a director of WPCS since August 2012. Since November 2009, Mr. Coyle has been the Principal of KPC Consulting, his personal consulting company. Between February 2011 and July 2011, Mr. Coyle served as a Senior Vice President for Business Development at Comcast Communications, Inc. in Philadelphia, Pennsylvania. Between 2005 and September 2009, Mr. Coyle served as the Chief Executive Officer of Ygnition Networks, Inc., a Seattle, Washington-based communications service provider. Previously, Mr. Coyle served as Chief Executive Officer of Digital Media Holdings in Denver, Colorado (2002 – 2003), Chief Financial Officer of OneSecure, Inc. in Denver, Colorado and San Jose, California (2000 – 2002) and Group Vice President and Chief Financial Officer of Jones Intercable, Inc. in Denver, Colorado (1990 – 1999). He holds a B.S. degree in finance from Villanova University in Villanova, Pennsylvania and an M.B.A. degree from Drexel University in Philadelphia, Pennsylvania. Mr. Coyle’s experience with communications services, his financial experience and his senior executive experience were instrumental in his selection as a member of our Board of Directors.

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Norm Dumbroff, Director

Mr. Dumbroff became a director of WPCS in November 2002. Since April 1990, he has been the Chief Executive Officer of Wav Incorporated, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College. Mr. Dumbroff’s experience with wireless communications, his engineering background and his senior executive experience was instrumental in his selection as a member of our Board of Directors.

Neil Hebenton, Director

Mr. Hebenton became a director of WPCS in October 2002. Since February 2002, he has been Senior Director, Business Development, for Perceptive Informatics, Inc. (a subsidiary of PAREXEL International Corp.), a company offering clinical trial data management software applications to pharmaceutical and biotechnology companies. From January 1998 to January 2002, he was the Managing Director for the U.K. based FW Pharma Systems, a multi-million dollar application software company serving the pharmaceutical and biotechnology sectors. Prior to that, Mr. Hebenton has held a variety of operational, scientific and marketing positions in Europe with Bull Information Systems (BULP-Paris, Frankfurt, Zurich) and Phillips Information Systems. He received his B.S. in Mathematics from the University of Edinburgh, Scotland. Mr. Hebenton’s experience in international business development was instrumental in his selection as a member of our Board of Directors.

Charles Benton, Director

Mr. Benton became a director of WPCS in July 2012.  Since February 2008, Mr. Benton has served as the Director of Distribution Services – Supply Chain for Charming Shoppes, Inc., a leading national specialty retailer of women’s apparel operating more than 1,800 retail stores throughout the United States.  Prior to that, from March 2006 to January 2008, he served as Director of Finance – Supply Chain for Charming Shoppes, and from May 1999 to February 2006, as Manager of Finance – Supply Chain for Charming Shoppes.  Previously, Mr. Benton spent approximately 20 years for Consolidated Rail Corporation. He holds a B.S. degree in accounting from St. Joseph’s University in Philadelphia, Pennsylvania.  Mr. Benton’s financial experience was instrumental in his selection as a member of our Board of Directors.

Sebastian Giordano

Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College. Mr. Giardino was nominated by the Board of Directors in connection with the sale of the Notes to the Buyers under the Purchase Agreement with accredited investors entered into by the Company on December 4, 2012 (see Proposal No. 5). Pursuant to the Notes, the Company agreed that the Board of Directors of the Company will nominate and recommend no less than two persons reasonably acceptable to the holders of a majority of the Notes for election to the Board of Directors at the Company’s next annual meeting of shareholders. Mr. Giordano’s executive business experience was instrumental in his nomination to serve on our Board of Directors.

Edward Gildea

Since 2006, Mr. Gildea has been President, Chief Executive Officer and Chairman of the Board of Directors of Converted Organics Inc., a green technology company that manufactures and sells an organic fertilizer, made from recycled food waste, that increases crop yields. From 2000 to 2005, Mr. Gildea was Consultant, Chief Operating Officer and General Counsel to Qualitymetric Inc., an internet research and advisory company. From 1990 to 2000, Mr. Gildea was Vice President—Legal, Assistant Secretary and Assistant General Counsel to Kellogg Company. Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea was nominated by the Board of Directors in connection with the sale of the Notes under the Purchase Agreement. Mr. Gildea’s executive business experience was instrumental in his nomination to serve on our Board of Directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

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Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board and the Board committees meet during fiscal 2012?

During fiscal 2012, the Board of Directors held two meetings and the Audit Committee held four meetings. The Board, Audit Committee, Executive Committee and Nominating Committee also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Executive, and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Executive Committee	Nominating Committee
Andrew Hidalgo
Kevin Coyle	**
Norm Dumbroff	*	*	*
Neil Hebenton	*	*	**
Charles Benton	*	**

  * Member of Committee

** Chairman of Committee

Audit Committee

Our Audit Committee currently consists of Kevin Coyle, Norm Dumbroff, Neil Hebenton and Charles Benton, with Mr. Coyle elected as Chairman of the Committee. Our Board of Directors has determined that each of Messrs. Coyle, Dumbroff, Hebenton and Coyle are “independent” as that term is defined under applicable SEC rules and under the current listing standards of the NASDAQ Stock Market. Mr. Benton is our audit committee financial expert.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. Our Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

Executive Committee

Our Executive Committee currently consists of Norm Dumbroff, Neil Hebenton and Charles Benton with Mr. Benton elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee.

Our Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

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Nominating Committee

Our Nominating Committee currently consists of Neil Hebenton and Norm Dumbroff with Mr. Hebenton elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market.

Our Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

—	high personal and professional ethics and integrity;

—	the ability to exercise sound judgment;

—	the ability to make independent analytical inquiries;

—	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

—	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

—	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

—	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

—	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

—	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

—	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

—	The recommendation must be made in writing to the Corporate Secretary at WPCS International Incorporated;

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—	The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock;

—	The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

—	A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration.  Directors are entitled to receive discretionary cash bonuses and stock options under our stock option plans as determined by the Board of Directors.  We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal 2012, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

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PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of CohnReznick LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2013, subject to ratification of the appointment by the Company's stockholders. A representative of CohnReznick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended April 30, 2012

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2012, for filing with the SEC.

Audit Fees

The aggregate fees billed by our independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2012 and 2011, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $476,717 and $548,406, respectively.

Audit-Related Fees

We incurred fees to our independent auditors of $3,726 and $6,000, respectively, for audit related fees during the fiscal years ended April 30, 2012 and 2011.  These fees were related to the review of our registration statements prior to filing with the SEC.

Tax and Other Fees

We did not incur fees to our independent auditors for tax compliance services during the fiscal years ended April 30, 2012 and 2011.

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED APRIL 30, 2013.

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PROPOSAL 3 —REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY

The Board of Directors is recommending that the Company’s shareholders approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock (the “Reverse Stock Split”), as described below.

The form of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock will be substantially as set forth on Appendix A (provided that, if both Proposal No. 3 and Proposal No. 4 are approved, the Company may file a single amendment with the Secretary of State of Delaware to effect both actions). Approval of the proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion, provided that the Board of Directors determines to effect the Reverse Stock Split and such amendment is filed with the Secretary of State of Delaware no later than one year after the date of our Annual Meeting. We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

—	the historical trading price and trading volume of our common stock;

—	the number of shares of our common stock outstanding;

—	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

—	the continued listing requirements of the NASDAQ Capital Market;

—	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

—	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than two and no more than ten shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Our Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by holder entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle holders to receive from the Company transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number. The amendment to our Certificate of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

On June 25, 2012, NASDAQ notified the Company that it currently is not in compliance with NASDAQ’s minimum bid price rule, which requires the bid price of the Company’s common stock to be at least $1.00 per share. The Company was granted an initial six month period, or until December 24, 2012, to regain compliance with the minimum bid price rule, unless it was able to obtain an extension of the deadline to regain compliance.

On August 9, 2012, the Company received approval from NASDAQ to transfer the listing of the Company's common stock from The NASDAQ Global Market to The NASDAQ Capital Market. The NASDAQ Capital Market is one of the three markets for NASDAQ-listed stock and operates in the same manner as The NASDAQ Global Market. Companies listed on The NASDAQ Capital Market must meet certain financial requirements and adhere to NASDAQ's corporate governance standards. The Company's common stock began trading on The NASDAQ Capital Market at the opening of business on August 13, 2012. The Company's common stock continues to trade under the symbol "WPCS."

On December 26, 2012, the Company received notification from the NASDAQ that on December 24, 2012, it met all initial inclusion criteria for the NASDAQ Capital Markets as per Marketplace Rule 4310 (c), except for minimum bid price. Accordingly, NASDAQ has extended until June 24, 2013 the deadline for the Company to come into full compliance with NASDAQ’s minimum bid price requirement. If at any time before June 24, 2013 the bid price of the Company’s common stock closes at $1.00 or more for a minimum of 10 consecutive days, subject to NASDAQ’s discretion, NASDAQ will notify the Company that it is in full compliance with the minimum bid requirement.

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The primary purpose of the Reverse Stock Split is to increase the market price of our common stock so that we can meet the minimum bid price rule requirements of The NASDAQ Capital Market. As of January 2, 2013, the last reported closing price of the Company’s common stock was $0.43. A delisting of the Company's common stock may materially and adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value, of, the common stock. In addition, any delisting may cause the common stock to be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the Company’s common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange. In addition to increasing the market price of our common stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that approval of the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

Additionally, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

We cannot be sure that our share price will comply with the requirements for continued listing of our shares of Common Stock on the NASDAQ Capital Market in the future or that we will comply with the other continued listing requirements. If our shares of Common Stock lose their status on the NASDAQ Capital Market, we believe that our shares of Common Stock would likely be eligible to be quoted on the inter-dealer electronic quotation and trading system operated by Pink OTC Markets Inc., commonly referred to as the Pink Sheets and now known as the OTCQB market.  Our shares of Common Stock may also be quoted on the Over-the-Counter Bulletin Board (the “OTCBB”), an electronic quotation service maintained by the Financial Industry Regulatory Authority (“FINRA”), provided that a market maker in our Common Stock files the appropriate application with, and such application is cleared by, FINRA. These markets are generally considered not to be as efficient than, and not as broad as, The NASDAQ Capital Market. Selling our shares of Common Stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our shares of Common Stock are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our Common Stock, further limiting the liquidity of our Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock.

Such delisting from NASDAQ and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Common Stock.

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and

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•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on the NASDAQ Capital Market.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of Delaware. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware within one year after the 2012 Annual Meeting, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of ten shares of existing common stock will be combined into one new share of common stock.  Based on 6,954,766 shares of common stock issued and outstanding as of December 4, 2012, immediately following the reverse split the Company would have approximately 3,477,383 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, and 695,477 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-10. Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 3,477,383 and 695,477 shares.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Authorized Shares of Common Stock

The Reverse Stock Split will also have a corresponding decrease in the number of authorized shares of the Company’s common stock under the Company’s Certificate of Incorporation. (A separate proposal to be voted upon at the 2012 Annual Meeting, however, would approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 25,000,000 to 100,000,000. See Proposal No. 4.) The Reverse Stock Split will not have an impact on the number of authorized shares of Preferred Stock, which would remain at 5,000,000 shares of preferred stock, par value $0.0001. Except for the conversion of outstanding convertible securities (which conversion would be at the option of the respective holders), the Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of common stock.

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Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”).  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates.  All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, the Company does not expect to issue certificates representing fractional shares. The Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.

If the Board of Directors determines to arrange for the disposition of fractional interests by stockholders entitled thereto or to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the ratio ultimately selected by the Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder's fractional share based upon the volume weighted average price of the common stock as reported on The NASDAQ Capital Market, or other principal market of the common stock, as applicable, as of the date the Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board of Directors determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent's open market sales of shares that would otherwise be fractional shares.

The ownership of a fractional share interest following the reverse stock split will not give the holder any voting, dividend or other rights, except to receive the cash payment, or, if the Board of Directors so determines, to receive the number of shares rounded up to the next whole number, as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent's instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The amendment to the Company’s Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

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Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

 Recommendation

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT

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PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 100,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 25,000,000 to 100,000,000. The increase in our authorized shares of common stock will become effective upon the filing of the amendment to our Certificate of Amendment with the Secretary of State of Delaware. If the amendment to increase our authorized shares of common stock is approved by shareholders at the 2012 Annual Meeting, we intend to file the amendment to our Certificate of Incorporation as soon as practicable following the Annual Meeting.

The form of Certificate of Amendment to be filed with the Secretary of State of the State of Delaware is set forth as Appendix B to this proxy statement (provided that, if both Proposal No. 3 and Proposal No. 4 are approved, the Company may file a single amendment with the Secretary of State of Delaware to effect both actions).

Outstanding Shares and Purpose of the Proposal

Our Certificate of Incorporation currently authorizes us to issue a maximum of 25,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. Our issued and outstanding securities, as of December 4, 2012, on a fully diluted basis, are as follows:

●	6,954,766 shares of common stock;

●	$4,000,000 in principal amount of convertible debentures convertible into 10,615,711 shares of common stock,

●	Warrants to purchase 15,923,567 shares of common stock; and

●	Options to purchase 802,400 shares of common stock.

The conversion price of certain of our outstanding notes and the exercise price of certain of our outstanding warrants are subject to certain resets based on the market price of our common stock (see Proposal No. 5). Thus, this increase is necessary to allow for the conversion of our outstanding convertible securities, as set forth above. In addition, the Board of Directors believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, other than in connection with the conversion of outstanding convertible securities, including those discussed in Proposal No. 5 (which conversion would be at the option of the respective holders), the Board of Directors has no plans to issue the additional shares of common stock authorized by the proposed amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

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Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the proposed increase in authorized shares of common stock with the intent that it be utilized as a type of anti-takeover device.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 100,000,000.

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PROPOSAL NO. 5

APPROVAL OF POTENTIAL ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT IS LESS THAN THE GREATER OF BOOK OR MARKET VALUE IN ACCORDANCE WITH A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE BUYERS NAMED THEREIN, DATED DECEMBER 4, 2012.

Terms of the Transaction

On December 4, 2012, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with six accredited investors (the "Buyers") pursuant to which, on December 5, 2012 (the “Closing Date”), the Company sold an aggregate of (i) $4,000,000 principal amount of senior secured convertible notes (the "Notes") and (ii) warrants (the "Warrants") to purchase 15,923,567 shares of the Company's common stock, to the Buyers for aggregate gross proceeds of $4,000,000 (the “Financing”). In connection with the Financing, on December 4, 2012, (i) the Company entered into a registration rights agreement with the Buyers (the "Registration Rights Agreement"), (ii) the Company and its subsidiaries entered into a security and pledge agreement in favor of the collateral agent for the Buyers (the "Security Agreement"), and (iii) subsidiaries of the Company entered into a guaranty in favor of the collateral agent for the Buyers (the “Guaranty”).

Pursuant to the Purchase Agreement, the Company agreed to use its reasonable best efforts to obtain its stockholders’ approval at the 2012 Annual Meeting of the issuance of all of the securities issuable pursuant to the Purchase Agreement (the “Purchase Agreement Stockholder Approval”). The Company agreed to seek to obtain the Purchase Agreement Stockholder Approval by March 4, 2013. If, despite the Company’s reasonable best efforts the Purchase Agreement Stockholder Approval is not obtained on or prior to March 4, 2013 , the Company agreed to cause an additional annual stockholder meeting to be held annually at which the Purchase Agreement Stockholder Approval will be sought (or if no Annual Meeting of stockholders of the Company is held in any given year, to seek such approval at a special meeting of stockholders of the Company in such given year) until such Purchase Agreement Stockholder Approval is obtained (the “Stockholder Approval Date”).

The Notes will mature on the eighteen month anniversary of the Closing Date and will bear interest at the rate of 4% per annum, which will be payable quarterly in arrears and may be paid, in certain conditions, through the issuance of shares, at the discretion of the Company.

The Notes will be initially convertible into shares of common stock at a conversion price of $0.3768 per share (the "Conversion Price"). The Conversion Price will be adjusted to 85% of the average of the closing bid prices for the five consecutive trading dates immediately prior to the following adjustment dates: (1) the earlier of the effective date of a registration statement or six months after closing; (2) the later of the date that is three months after the First Adjustment or one year after closing; and (3) on the Stockholder Approval Date.

If an event of default under the Notes occurs, upon the request of the holder of the Note, the Company will be required to redeem all or any portion of the Note (including all accrued and unpaid interest), in cash, at a price equal to the greater of (i) up to 125% of the amount being converted, depending on the nature of the default, and (ii) the product of (a) the number of shares of common stock issuable upon conversion of the Note, times (b) 125% of the highest closing sale price of the common stock during the period beginning on the date immediately preceding such event of default and ending on the trading day immediately prior to the trading day that the redemption price is paid by the Company.

The Company has the right, at any time after one year from the Closing Date, to redeem all, but not less than all, of the outstanding Notes, upon not less than 20 trading days nor more than 30 trading days prior written notice. The redemption price shall equal 120% of the amount of principal and interest being redeemed.

Pursuant to the terms of the Notes, the Company will agree to deposit the initial funds received from the Financing, minus $2,178,516.46 the (“Initial Lending Amount”) into an account (the “Lockbox Account”) controlled by Worldwide Stock Transfer, LLC, as collateral agent on behalf of the Buyers. The Company intends to use the Initial Lending Amount to repay the existing loan, interest accrued and fees to Sovereign Bank, N.A., which loan agreement will be terminated in connection with the Financing, and for Buyer legal fees.

In addition, all cash receipts from the collection of accounts receivable of the Company and its domestic subsidiaries will be deposited into the Lockbox Account. The Company will be permitted to receive from the Lockbox Account, on a daily basis, such amount of cash equal to: (A) (i) cash balance in the Lockbox Account plus (ii) 95% of available qualified accounts receivable minus (iii) $250,000 minus (B) amount of principal, accrued interest, fees, costs and expenses owed pursuant to the Notes. The Notes contain certain customary representations and warranties, affirmative and negative covenants, and events of default. The principal covenant is that the Company shall maintain a current ratio of not less than 0.6 to 1.0 as of the last calendar day of each month.

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The Warrants are exercisable for a period of five years at an initial exercise price of $0.471 per share (the “Exercise Price”). The Exercise Price will be subject to the same adjustments as provided in the Notes.

The Buyers will be prohibited from converting the Notes and/or exercising the Warrants and receiving shares of the Company’s common stock, in the aggregate, such that the number of shares of common stock issued upon such conversions and/or exercises exceeds 19.9% of the issued and outstanding shares of the Company’s common stock as of the Closing Date, unless Purchase Agreement Stockholder Approval is obtained.

Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the SEC, within 30 days following receipt of a request from a Buyer (or 45 days with respect to an underwritten offering), covering such shares of common stock issuable upon conversion of the Notes or exercise of the Warrants, as requested by the Buyers, and have such registration statement declared effective by the SEC within 90 days thereafter. The Company also agreed to notify the Buyers if the Company at any time proposes to register any of its securities under the Securities Act of 1933, as amended, and of such Buyers’ right to participate in such registration.

Pursuant to the Guaranty, subsidiaries of the Company guaranteed to the collateral agent, for the benefit of the Buyers, the punctual payment, as and when due and payable, of all amounts owed by the Company in respect of the Purchase Agreement, the Notes and the other transaction documents executed in connection with the Purchase Agreement.

Pursuant to the Security Agreement, the Company and its subsidiaries granted, in favor of the collateral agent for the Buyers, a continuing security interest in all personal property and assets of the Company and its subsidiaries, as collateral security for the obligations of the Company and the subsidiaries under the Purchase Agreement, the Notes, the Guaranty and the other transaction documents.

Why the Company Needs Shareholder Approval

We are seeking shareholder approval in order to comply with Rule 5635 of the NASDAQ Stock Market, such that we may have approved for listing on the Nasdaq Capital Market, the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants in accordance with Rule 5635, and to satisfy our obligations under the Purchase Agreement, as described above.

Rule 5635 of the NASDAQ Stock Market requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. As a result of the initial Conversion Price of the Notes and the initial Exercise Price of the Warrants being lower than the market price of our common stock, and the potential future adjustments to the Conversion Price of the Notes and Exercise Price of the Warrants, as described above, our entering into the Purchase Agreement may result in issuances or potential issuances of 20% or more of our outstanding common stock at a price that is less than the greater of book or market value.

Effect of Proposal on Current Shareholders

If this Proposal No. 5 is adopted, based on the initial Conversion Price and Exercise Price (and provided the Company has sufficient authorized shares of common stock to allow for such conversion or exercise), up to a maximum of 26,539,278 shares of common stock would be issuable upon conversion of the Notes and exercise of the Warrants. Based on the number of shares of common stock outstanding as of December 4, 2012, such shares would represent 79.2% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in a change of control of the Company, and would result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The Conversion Price and Exercise Price are subject to certain resets based on the market price of our common stock, as noted above, which could result in an even greater number of shares issuable upon such conversion or exercise. The sale or any resale of the common stock issued upon conversion of the Notes and exercise of the Warrants could cause the market price of our common stock to decline.

In evaluating Proposal No. 5, shareholders should also consider the following risk factors:

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There are a large number of shares underlying the Notes and Warrants that may be available for future sale and the sale of these shares may depress the market price of our common stock.

As of December 4, 2012, we had 6,954,766 shares of common stock issued and outstanding, the Notes outstanding that may be currently converted into an estimated 10,615,711 shares of common stock at current market prices and the outstanding Warrants that may be exercised into 15,923,567 shares of common stock. In addition, the number of shares of common stock issuable upon conversion of the outstanding Notes may increase if the market price of our stock declines. The sale of these shares may adversely affect the market price of our common stock.

The reset conversion price feature of our Notes could require us to issue a substantially greater number of shares, which will cause dilution to our existing stockholders.

The Conversion Price of the Notes is subject to certain resets based on the market price of the common stock, as described above. The number of shares of common stock issuable upon conversion of the Notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders. In accordance with NASDAQ Stock Market rules, the Buyers are prohibited from converting the Notes and/or exercising the Warrants and receiving shares of the Company’s common stock, in the aggregate, such that the number of shares of common stock issued upon such conversions and/or exercises exceeds 19.9% of the issued and outstanding shares of the Company’s common stock as of the Closing Date, unless Purchase Agreement Stockholder Approval is obtained. Thus, if Proposal No. 5 is approved, our obligation to issue shares upon conversion of the Notes could become greatly increased. For example, the initial conversion price of the Notes is $0.3768 per share, however, that conversion price resets to 85% of our current market price on the day Proposal 5 is approved. As of January 2, 2013, our market price is $0.43 per share, which means that if Proposal 5 was approved on such date, the conversion price of the Notes would decrease from $0.3768 to approximately $0.3655 per share. Therefore, the number of shares issuable upon conversion of the Notes would increase from approximately 10,615,711 to 10,943,913. The number of shares of common stock issuable upon conversion of the Notes will increase if the market price of our stock declines, which will cause greater dilution to our existing stockholders.

If Proposal No. 5 is approved, the adjustable conversion price feature of the Notes and exercise price features of the Warrants, may encourage investors to make short sales in our common stock, which could have a depressive effective on the price of our common stock, and make it more difficult for us to raise additional funds.

The downward pressure on the price of the common stock as holders of our Notes and Warrants convert and sell material amounts of common stock could encourage short sales by investors. Short sales by investors could place further downward pressure on the price of the common stock. The holders of our Notes and Warrants could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion of Notes and exercise of Warrants, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock. A lower price of our stock would make it more difficult for us to raise additional funds.

The issuance of shares upon conversion of the Notes and exercise of Warrants may cause immediate and substantial dilution to our existing stockholders.

The issuance of shares upon conversion of the Notes and exercise of Warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investors may not convert their Notes and/or exercise their Warrants if such conversion or exercise would cause them to own more than 9.99% of our outstanding common stock, this restriction does not prevent the investors from converting and/or exercising some of their holdings and then converting additional holdings, subject to the 19.9% limitation for all Buyers until stockholder approval is obtained, as discussed above. In this way, the investors could sell more than this limit while never holding more than this limit. As a result of the reset provisions in the Note, there is no upper defined limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

Further Information.  The terms of the Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Guaranty and the Security Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2012, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE POTENTIAL ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT IS LESS THAN THE GREATER OF BOOK OR MARKET VALUE IN ACCORDANCE WITH A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE BUYERS NAMED THEREIN, DATED DECEMBER 4, 2012.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of December 4, 2012:

•	by each person who is known by us to beneficially own more than 5% of our common stock;
•	by each of our officers and directors; and
•	by all of our officers and directors as a group.

Name And Address Of Beneficial Owner (1)	Number of Shares Owned (2)		Percentage of Class (3)
Andrew Hidalgo	444,217	(4)	6.17%
Joseph Heater	147,500	(4)	2.08%
Myron Polulak	76,000	(4)	1.08%
Kevin Coyle	50,000	(4)	*
Norm Dumbroff	133,834	(4)	1.91%
Neil Hebenton	63,000	(4)	*
Charles Benton	50,000		*

All Officers and Directors as a Group (7 persons)	914,551	(4)	12.04%

First Wilshire Securities Management, Inc.
1224 E Green Street, Suite 200
Pasadena, CA 91106	785,616	(5)	11.30%

___________

*	Less than 1%.

(1)	The address for each of our officers and directors is One East Uwchlan Avenue, Exton, PA 19341.
(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 4, 2012 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(3)	Percentage based on 6,954,766 shares of common stock outstanding.
(4)	Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of December 4, 2012 or become exercisable within 60 days of that date: Andrew Hidalgo, 240,000 shares; Joseph Heater, 147,500 shares; Myron Polulak, 76,000 shares; Norm Dumbroff, 63,000 shares; Neil Hebenton, 63,000 shares; Kevin Coyle, 50,000 shares, Charlie Benton, 50,000 shares; and all officers and directors as a group, 639,500 shares.
(5)	As reported pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on August 10, 2012.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

NAME	AGE	OFFICES HELD
Andrew Hidalgo	56	Chairman, Chief Executive Officer and Director
Joseph Heater	49	Chief Financial Officer
Myron Polulak	59	Executive Vice President

Biographical information about Mr. Hidalgo is provided in “Proposal No. 1 - Election of Directors”.

Joseph Heater, Chief Financial Officer

Mr. Heater has been Chief Financial Officer since July 2003. From November 2001 to June 2003, Mr. Heater was the Controller for Locus Pharmaceuticals, Inc., a development stage pharmaceutical company. Prior to that, from April 1999 to September 2001, Mr. Heater was Director of Finance and Corporate Controller for esavio Corporation, an information technology consulting company. Prior to that, from March 1995 to November 1998, Mr. Heater was Director of Financial Planning and Assistant Corporate Controller for Airgas, Inc.   Mr. Heater holds a B.S. from the University of Nebraska and an M.B.A. from Villanova University.

Myron Polulak, Executive Vice President

Mr. Polulak has been Executive Vice President since December 2008 and is responsible for the management and strategic development of designated operations.  Mr. Polulak was a co-founder of New England Communications Systems, Inc. (Hartford Operations) since acquisition by WPCS in June 2006 and president of the Hartford Operations to April 2010.  Mr. Polulak has over thirty years experience in the wireless industry with 30 years specifically dedicated to state and local government system design and sales.  Mr. Polulak is a committee member of the Eastern Regional Motorola Service Station board, member of Associated Public Communications Organization and recent past chairman of Motorola National Service Advisory Council.  Mr. Polulak holds a B.S. degree in marketing and business management from Seton Hall University, Orange, New Jersey.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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EXECUTIVE COMPENSATION

The Executive Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Executive Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

Submitted by the Executive Committee

Michael Doyle, Chairman

Norm Dumbroff

Neil Hebenton

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended April 30, 2012 should be read together with the compensation tables and related disclosures set forth below.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. Our named executive officers are primarily responsible for our growth and operations strategy, and the management of the day-to-day operations of our subsidiaries.   Therefore, it is important to our success that we retain the services of these individuals to ensure our future success and prevent them from competing with us should their employment with us terminate.

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. We strive to apply a uniform philosophy regarding compensation of all employees, including members of senior management. This philosophy is based upon the premise that our achievements result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place. The goals of our compensation program are to align remuneration with business objectives and performance and to enable us to retain and competitively reward executive officers and employees who contribute to our long-term success.  In making executive compensation and other employment compensation decisions, the Executive Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on our achievement and individual performance criteria.

The Executive Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Executive Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Executive Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in our industry.

In order to achieve the above goals, our total compensation packages include base salary, annual bonus, as well as long-term compensation in the form of stock options.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, and expected contributions to our company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

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Bonuses. A component of each executive officer’s potential annual compensation may take the form of a performance-based bonus. Contractually, our Executive Vice Presidents are entitled to receive an annual bonus range of 2-3% of the annual profit before interest and taxes of the designated subsidiaries assigned to him. Our CEO and CFO are entitled to an annual bonus, to be determined at the discretion of the Executive Committee, based on our financial performance and the achievement of the officer’s individual performance objectives.

Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Executive Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of our stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price.  Although the expenses of stock options affect our financial statements negatively, we continue to believe that this is a strong element of compensation that focuses the employees on financial and operational performance to create value for the long-term.

With regard to our option grant practice, the Executive Committee has the responsibility of approving all stock option grants to employees.  Stock option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desired pay positioning relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective and to ensure option usage consistent with option pool forecasts.   Based on the definition of fair market value in our stock option plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date.  We do not time the granting of our options with any favorable or unfavorable news released by us. Proximity of any awards to an earnings announcement or other market events is coincidental.

Executive Equity Ownership

We encourage our executives to hold an equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Tax and Accounting Considerations

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Executive Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under our 2002 Stock Option Plan, the 2006 Incentive Stock Plan, and the 2007 Incentive Stock Plan, generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Executive Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

Accounting for Stock-Based Compensation. We record compensation expense for the fair value of stock-based compensation.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Contract with Andrew Hidalgo

On February 1, 2010, we entered into a five-year employment contract with Andrew Hidalgo, our Chairman and Chief Executive Officer with a base salary of $325,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another five years from the anniversary date. In addition, Mr. Hidalgo is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

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Contract with Joseph Heater

On February 1, 2010, we entered into a five-year employment contract with Joseph Heater, our Chief Financial Officer with a base salary of $250,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another five years from the anniversary date.  In addition, Mr. Heater is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

Contract with Myron Polulak

On December 1, 2011, we entered into a three-year employment contract with Mr. Polulak with a base salary of $176,000 per annum.  Effective May 1, 2012, Mr. Polulak’s base salary was increased to $200,000 per annum.  Upon the anniversary of the agreement, the agreement will automatically renew for another year from the anniversary date, unless, prior to the 30th calendar day preceding expiration of the agreement, either we or Mr. Polulak provide written notice not to renew the agreement.  In addition, Mr. Polulak is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Polulak is entitled to receive an annual bonus of 3.0% of earnings before the deduction of interest and income taxes of designated subsidiaries assigned by us.

For each of the named executive officers listed above, in the event of a change in control, whereby the executive officer is terminated without cause, or resigns for certain “good reasons” we are required to pay the named executive officer a severance payment.  The severance payment is the salary and benefits amount owed under the respective employment agreement from the date of termination through the remaining term of the employment agreement.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, the two highest paid executive officers and up to two other highest paid individuals whose total annual salary and bonus exceeded $100,000 for fiscal years 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (6)	All Other Compensation ($)	Total ($)

Andrew Hidalgo	2012	325,000	-	-	-	325,000
Chairman, Chief Executive Officer	2011	325,000	60,000	-	-	385,000
and Director (1)

Joseph Heater	2012	250,000	-	-	-	250,000
Chief Financial Officer (2)	2011	250,000	45,000	-	-	295,000

Myron Polulak	2012	176,000	-	-	-	176,000
Executive Vice President (3)

Brian Fortier	2012	157,000	6,393	-	-	163,393
President of Lakewood Operations (4)

Jeffrey Voacolo	2012	151,250	-	-	-	151,250
Executive Vice President (5)	2011	165,000	44,470	-	-	209,470

(1)	Mr. Hidalgo has served as Chairman, Chief Executive Officer and Director since May 24, 2002.

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(2)	Mr. Heater has served as Chief Financial Officer since July 15, 2003.
(3)	Mr. Polulak has served as Executive Vice President since December 1, 2010.
(4)	Mr. Fortier served as President of Lakewood Operations from November 1, 2008, until July 25, 2012, following the asset sales of the Lakewood Operations.
(5)	Mr. Voacolo resigned on March 25, 2012.

GRANTS OF PLAN-BASED AWARDS

There were no stock options granted to named executive officers during fiscal 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of April 30, 2012.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Andrew Hidalgo	25,000	-	$6.33	3/14/2013
	25,000	-	$2.37	10/10/2013
	26,667	13,333	$3.14	10/28/2014

Joseph Heater	15,000	-	$6.33	3/14/2013
	12,500	-	$2.37	10/10/2013
	13,333	6,667	$3.14	10/28/2014

Myron Polulak	1,000	-	$6.33	3/4/2013

Director Compensation

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2012 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Norm Dumbroff	$12,000	-	$12,000
Neil Hebenton	12,000	-	12,000
William Whitehead (1)	12,000	-	12,000
Michael Doyle (2)	12,000	-	12,000
Total:	$48,000	-	$48,000

(1) Mr. Whitehead resigned on April 3, 2012.

(2) Mr. Doyle resigned on August 1, 2012.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, and the 2006 and 2007 Incentive Stock Plans approved by the Board of Directors and shareholders, as well as certain shares that may be issued upon the exercise of options under the 2002 Stock Option Plan, that were issued to consultants, which were not approved by the Board of Directors.

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Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by Board of Directors (1)	41,936	$4.22	232,214

Equity compensation plan approved by security holders (2)	5,300	$11.01	323,124

Equity compensation plan approved by security holders (3)	189,500	$3.85	198,000

Total	236,736	$4.06	753,338

(1)	We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 416,667 shares of our common stock were reserved for grant (the “2002 Plan”). As of April 30, 2012, included above in the 2002 Plan are 41,936 shares issuable upon exercise of options granted to employees and directors.

(2)	We established the 2006 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2012, 5,300 shares were issuable upon exercise of options granted to employees and directors.

(3)	We established the 2007 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2012, 189,500 shares were issuable upon exercise of options granted to employees and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties.  As a result of these transactions, the other parties became affiliates. The obligations resulting from these transactions were ongoing after the close, resulting in payoffs to the other parties who became affiliates.

We lease our former Trenton, New Jersey location from Voacolo Properties LLC, of which the former shareholders of the Trenton Operations are the members. For the fiscal years ended April 30, 2012 and 2011, the rents paid for this lease were $69,600 and $69,000, respectively.  This lease was terminated on June 30, 2012.

We lease our Woombye, Queensland, Australia location from Pride Property Trust, of which the former shareholders of the Australia Operations are the members. For the fiscal years ended April 30, 2012 and 2011, the rents paid for this lease were $62,181 and $55,272, respectively. We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

In connection with the acquisition of the China Operations in fiscal 2007, our joint venture partner provided the office building for the China Operations rent free during the fiscal year ended April 30, 2012.  We expect to enter into a lease with the joint venture partner in fiscal 2013.

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As of April 30, 2012, the China Operations had outstanding loans due to the joint venture partner, Taian Gas Group (“TGG”), totaling $3,314,708, On August 2, 2012, the China Operations entered into a loan with the Bank of China (the “Short Term Loan”).  The proceeds from the Short Term Loan were used to repay outstanding unsecured loans due to TGG.  The Short Term Loan has an interest rate of 8.24%, and interest is due on a quarterly basis.  The Short Term Loan matures on August 3, 2013, and is guaranteed by TGG. The remaining balance of $925,943 is due on demand and represents interest accrued and working capital loans from TGG to the China Operations in the normal course of business. The China Operations revenue earned from TGG and subsidiaries is $1,274,774 and $878,296 for the years ended April 30, 2012 and 2011, respectively. The China Operations accounts receivable due from TGG and subsidiaries is $625,919 and $148,805 as of the years ended April 30, 2012 and 2011, respectively.

ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

This proxy statement incorporates by reference our annual report on Form 10-K for the year ended April 30, 2012 that we have previously filed with the SEC.  The Form 10-K contains important information about us and our financial condition and a copy is being delivered together with this proxy statement.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request directed to the attention of our Corporate Secretary at WPCS International Incorporated One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341 or from the SEC through the SEC’s website at the address provided above.  Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

PROPOSALS OF SHAREHOLDERS FOR THE 2013 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2013 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).   To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341, Attention: Secretary, no later than September 20, 2013 (120 days before the anniversary of this year’s mailing date).

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of stockholders, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the Annual Meeting.

In addition, our Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 90 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary at least (a) 60 calendar days before the date for the annual meeting to be held or 10 calendar days following the date on which public announcement of the date for the annual meeting is first made by the Company, and (b) no more than 90 calendar days before the date for the Annual Meeting.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Company’s Board of Directors; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer and Chairman of the Board of Directors

Exton, Pennsylvania
January 3, 2013

35

PROXY

WPCS INTERNATIONAL INCORPORATED

PROXY FOR ANNUAL MEETING TO BE HELD ON FEBRUARY 28, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ANDREW HIDALGO and JOSEPH HEATER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on February 28, 2013, at 8:00 a.m., local time, at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held February 28, 2013.

This Proxy Statement and our 2012 Annual Report on Form 10-K are available at: http://viewproxy.com/wpcs/2012/.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS
1.	ELECTION OF DIRECTORS	FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
	Nominees:			2.	Proposal to approve appointment
	01 Andrew Hidalgo	☐	☐		of CohnReznick LLP as independent	☐	☐	☐
	02 Kevin Coyle	☐	☐		registered public accounting firm
	03 Norm Dumbroff	☐	☐
	04 Neil Hebenton	☐	☐	3.	Proposal to approve an amendment
	05 Charles Benton	☐	☐		to the Company’s Certificate of	☐	☐	☐
	06 Sebastian Giordano 07 Edward Gildea	☐ ☐	☐ ☐		Incorporation to effect a reverse stock split of the Company’s common stock, as determined by the Board of Directors in its discretion, at a ratio of not less than one-for-two and not greater than one-for-ten

				4.	Proposal to approve an amendment
					to the Company’s Certificate of	☐	☐	☐
Incorporation to increase the Company’s authorized shares of common stock from 25,000,000 to 100,000,000

				5.	Proposal to approve the potential
(Except nominee(s) written above.)					issuance of more than 20% of the	☐	☐	☐
Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance with a securities purchase agreement between the Company and the Buyers named therein, dated December 4, 2012

If you plan to attend the Annual Meeting please mark this box ☐

Dated: ______________________________________, 2013

Signature _______________________________________

Name (printed)___________________________________

Title __________________________________________

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

  CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Appendix A

Certificate of Amendment

of
Certificate of Incorporation

of
WPCS International Corporation

Under Section 242 of the Delaware General Corporation Law

WPCS International Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The certificate of incorporation of the Corporation is hereby amended by the addition of the following paragraph at the end of Article Fourth:

Upon the effectiveness (the “Effective Date”) of this Certificate of Amendment to the Certificate of Incorporation, each [      ] shares of the Common Stock issued and outstanding as of the date and time immediately preceding date on which the Amended and Restated Certificate of Incorporation is filed, the effective date of a Reverse Stock Split, shall be automatically changed and reclassified, as of the effective date of the split and without further action, into one (1) fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the effective date of the split who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by the NASDAQ Stock Market, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Corporation’s Board of Directors).”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2013.

Andrew Hidalgo Chief Executive Officer

Appendix B

Certificate of Amendment

of
Certificate of Incorporation

of
WPCS International Corporation

Under Section 242 of the Delaware General Corporation Law

WPCS International Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

“ARTICLE 4: The Corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.0001. The second class of stock shall be Preferred Stock, par value $0.0001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.0001	100,000,000
Preferred	$0.0001	5,000,000

Totals:		105,000,000

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2013.

Andrew Hidalgo Chief Executive Officer